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                                                                   Exhibit 10.35

                                                                  EXECUTION COPY
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            FIFTH AMENDMENT TO RECEIVABLES FINANCING AGREEMENT AND
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                       FOURTH AMENDMENT TO CSFB JOINDER
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          FIFTH AMENDMENT TO RECEIVABLES FINANCING AGREEMENT AND FOURTH
AMENDMENT TO CSFB JOINDER (the "Amendment") is made and entered into as of June
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15, 2001, among AMERICREDIT WAREHOUSE TRUST, a Delaware business trust (the
"Borrower"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation,
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individually ("AFS") and as initial Servicer and Custodian, AMERICREDIT FUNDING
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CORP., a Delaware corporation ("AFC"), AMERICREDIT CORPORATION OF CALIFORNIA, a
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California corporation ("ACC"), CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH
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("CSFB"), as agent (the "Agent") for the Lenders (as defined in the Agreement
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referred to below) and as Proposed Lender under the CSFB Joinder (as hereinafter defined), and BANK ONE, N.A., a national banking association, as Backup Servicer and Collateral Agent.

                             W I T N E S S E T H :
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          WHEREAS, the Borrower, AFS, individually and as Servicer and
Custodian, AFC, ACC, the Lenders, the Agent and Bank One, N.A., as Backup Servicer and Collateral Agent, are parties to a certain Receivables Financing Agreement dated as of March 31, 1999 (as amended by the First Amendment to Receivables Financing Agreement dated as of April 30, 1999, the Second Amendment to Receivables Financing Agreement and Amendment to CSFB Joinder (the "Second
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Amendment") dated as of June 24, 1999, the Third Amendment to Receivables
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Financing Agreement dated as of October 5, 2000, and the Fourth Amendment to
Receivables Financing Agreement and Third Amendment to CSFB Joinder (the "Fourth
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Amendment") dated as of March 27, 2001, the "Agreement"); and
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          WHEREAS, the parties hereto desire to amend the Agreement and the
Joinder Supplement dated March 31, 1999 and executed by CSFB as Proposed Lender (as amended by the Second Amendment, the Second Amendment to CSFB Joinder dated as of June 30, 1999, and the Fourth Amendment, the "CSFB Joinder") in the
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manner, and on the terms and conditions herein provided.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

          1.  Definitions.  Unless otherwise defined herein, all terms used
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herein which are defined in the Agreement shall have the meanings assigned thereto in the Agreement.

          2.  Amendments to Agreement.  As of the Fifth Amendment Effective Date
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(as hereinafter defined), the Agreement shall be amended as follows:

              (a) The following definition contained in Section 1.1 of the
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Agreement shall be amended as set forth below:
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          "Facility Limit" - Clause (x) of such definition shall be changed to
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read "(x) $500,000,000"."

          (b) Section 2.5(b) of the Agreement shall be amended by deleting the
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last sentence of such Section in its entirety.

     (3)  Amendment to CSFB Joinder.  As of the Fifth Amendment Effective Date,
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the CSFB Joinder shall be amended by deleting "Commitment - $400,000,000" where the same appears in Item 4 of Schedule 1 to the CSFB Joinder and inserting, in lieu thereof, "Commitment - $500,000,000". Each of the Agent, AFS and the Borrower consents to the aforesaid amendment to the CSFB Joinder pursuant to
Section 2.5(b) of the Agreement.
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     4.   Limitations.  The amendments set forth in Sections 2 and 3 above are
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limited precisely as written and shall not be deemed to (x) be a consent to any waiver of, or modification of, any other term or condition of the Agreement, the CSFB Joinder or any of the documents referred to therein or (y) prejudice any right or rights which the Agent, CSFB or any Lender may now have or may have in the future under or in connection with the Agreement, the CSFB Joinder or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Agreement and the CSFB Joinder shall remain in full force and effect.

     5.   Representations, Warranties and Acknowledgment. (a) Each of the
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parties hereto severally represents and warrants that all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the entering into of this Amendment to constitute this Amendment and the Agreement and CSFB Joinder as amended hereby the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.

     (b) Each of the parties hereto acknowledges and agrees that the Insurer (as hereinafter defined) shall be deemed a "Liquidity Provider" under the Agreement.

     6.   Effectiveness.  This Amendment shall become effective on the date (the
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"Fifth Amendment Effective Date") when (i) each of the parties hereto shall have
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executed a counterpart hereof and delivered the same to the Agent, and (ii) the
Agent shall have received (v) an amendment fee in the amount agreed to between the Agent and AFS, (w) as Policyholder on behalf of the Lenders, a financial guaranty insurance policy issued by XL Capital Assurance Inc. (the "Insurer"),
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in form and substance satisfactory to the Agent, insuring, inter alia,
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$150,000,000 principal amount of Advances, (x) an endorsement  to the financial guaranty insurance policy issued by Asset Guaranty Insurance Company with respect to the Agreement increasing the "Stated Portion" thereunder to an amount satisfactory to the Agent, (y) the consent of the related Noncommitted Lender to the amendment of the CSFB Joinder effected hereby pursuant to Section 2.5(b) of
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the Agreement, and (z) a new Note in the principal amount of $500,000,000 duly completed and executed by the Borrower in replacement of the Note delivered to the Agent pursuant to the Fourth Amendment which new Note shall be the "Note" for all purposes of the Agreement and the other Transaction Documents. Complete sets of

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counterparts hereof shall be lodged with the Servicer and the Agent; and the
Servicer shall promptly furnish written notice of this Amendment to the Rating Agencies.

     7    Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
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ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8    Counterparts.  This Amendment may be executed in several counterparts,
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each of which shall be regarded as the original and all of which shall constitute one and the same agreement.

                          [Signature Pages to Follow]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              AMERICREDIT WAREHOUSE TRUST
                              By:  Bankers Trust (Delaware), not in its
                                   individual capacity but solely as Trustee

                              By:_______________________________________________
                                   Name:  LOUIS BODI, Attorney-in-Fact


                              AMERICREDIT FINANCIAL SERVICES, INC, individually and as Servicer and Custodian

                              By:_______________________________________________
                                   Name:
                                   Title:

                              AMERICREDIT FUNDING CORP.

                              By:_______________________________________________
                                   Name:
                                   Title:

                              AMERICREDIT CORPORATION OF CALIFORNIA

                              By:_______________________________________________
                                   Name:
                                   Title:

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                              CREDIT SUISSE FIRST BOSTON, NEW YORK
                                   BRANCH, as Agent, on behalf of itself and the Lenders; and as Proposed Lender under the CSFB Joinder

                              By:_______________________________________________
                                   Name:
                                   Title:

                              By:_______________________________________________
                                   Name:
                                   Title:

                              BANK ONE, N.A., as Backup
                                   Servicer and Collateral Agent

                              By:_______________________________________________
                                   Name:
                                   Title:

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